UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2015
(Date of Report - Date of earliest event reported on)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 US Route 5, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 16, 2015, Community Bancorp.’s wholly-owned subsidiary, Community National Bank (the “Bank”), issued a press release announcing that it plans to close two branch office locations in Caledonia County, effective at the close of business on July 17, 2015.  The two affected locations, Broad Street in Lyndonville and Federal Street in St. Johnsbury, will be consolidated into the Bank’s two other Caledonia County branch offices, at Memorial Drive in Lyndonville and the Price Chopper supermarket in St. Johnsbury.

The Company’s press release dated April 16, 2015, is filed as Exhibit 99.1 to this Report, and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1, Press Release of Community Bancorp. dated April 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: April 17, 2015	/s/ Stephen P. Marsh
Stephen P. Marsh, Chairman, President
& Chief Executive Officer